 February 26, 2016  4Q 2015Earnings Conference Call  Exhibit 99.1

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following: Increasing competition in the communications industry; andA complex and uncertain regulatory environment.A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

 Use of Non-GAAP Financial Measures  Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

 Chris FrenchPresident and CEO

 Fourth Quarter 2015 Highlights  Net Income Growth Increased 40% over Q4’14 to $12.1 million Adjusted OIBDA increased 17.5% to $40.1 millionRevenue Growth Revenue grew 5.4 % over Q4’14 to $87.3 millionCustomer Growth 12/31/14 12/31/15 ChangeWireless 433,029 455,352 +22,323Cable (RGUs) 121,716 126,071 +4,355

 2015 Financial Highlights   Revenue ($ millions)  Adjusted OIBDA ($ millions)

 2015 Financial Highlights   Net Income($ millions)  Operating Income($ millions)

 Wireless Highlights  PCS Customers (000s)  Postpaid Growth Postpaid customers up 8.6% over last 12 monthsPrepaid DeclinePrepaid customers down 1.6% over last 12 monthsOperating Income IncreaseFY’15 Improvement of $5.1 million, or 7.4%

 Cable Highlights  Revenue GrowthOperating revenues $25.7 million, growth of 15.8% over Q4’14Q4’15 Adjusted OIBDA $8.2 million, up 90.4% from Q4’14126,071 RGUs at Q4’15, up 3.6% over Q4’14  Cable OIBDA (in millions)  Cable RGUs

 Other Highlights  Wireline and Cable -Fiber lease revenues of $9.8 million, up 17.0% from Q4’14158 towers generated $1.8 million of OIBDA  *Fiber Lease Revenue (in millions)  Mobile Tower OIBDA ($ thousands)  *Includes both Affiliate and Non-affiliate revenues

 Annual Dividend Paid Every Year Since 1960  Dividend payment per share  2015

 Adele SkolitsVP of Finance and CFO

 Profitability  Consolidated Results($ in thousands, except per share amounts)     12/31/14     12/31/15    Change  Operating Income   $ 16,326     $ 21,721    33.0%                  Net Income    $ 8,649      $ 12,108     40.0%                  Earnings Per Share: Basic Diluted  $ 0.18$ 0.18       $ 0.24 $ 0.24     33.3% 33.3%   For the Quarter Ended:___

 Profitability  Adjusted OIBDA ($ thousands)

 Growth in Adjusted OIBDA ($ thousands)  Adjusted OIBDA ($ thousands)  CAGR of 12.4% since 2010  *See Appendix for reconciliation of net income to adjusted earnings per share.

 Adjusted OIBDA by Segment ($ millions)

 Wireless Segment – Change in Adjusted OIBDA Q4’15 vs. Q4’14 ($ millions)

 Cable Segment – Change in Adjusted OIBDA Q4’15 vs. Q4’14 ($ millions)

 Wireline Segment – Change in Adjusted OIBDA Q4’15 vs. Q4’14 ($ millions)

 Earle MacKenzieEVP and COO

 Postpaid Customer Growth  PCS Postpaid Customers (000s)

 Postpaid Customer Additions  Postpaid Additions – Year-to-Date  Postpaid Additions – Q4  Net adds of 8,985 in Q4 2015 versus 4,891 in Q4 2014Shentel-controlled channels produced 32% of gross adds in Q4 2015 and 34% in Q4 2014Q4 2015 churn of 1.48%, down from 1.92% in Q4 2014  Postpaid Churn

 Billed Revenue per Customer Down; Data Usage Increasing  Gross Billed Service Revenue per Postpaid User – Data & Voice 1  1 – Before Service credits, bad debt, Sprint fees.

 PCS Revenues  Gross Billed Revenues - Postpaid ($ millions)  *

 PCS Prepaid Statistics  Gross Additions (000s)  Cumulative Customers (000s)

 PCS Prepaid Statistics  Churn %  Average Gross Billed Revenue

 Network Statistics at 12/31/15  552 Cell Sites93% have a second LTE carrier at 800 MHz189 sites have three carriers, including a second carrier at 1900 MHzTraffic 91% of data traffic is on LTE, with 34% on 800 MHzData usage grew 13% in Q4’15Average speeds of approximately 4 MbpsAverage customer uses approximately 4.5 GB per monthDropped calls - 0.5%Blocked calls - 0.3%

 Cable - RGU Growth by Quarter  Customers  71,298  72,192  71,4691  72,237  72,734  RGU's/Customer  1.71  1.72  1.73  1.73  1.73  College students disconnect during summer

 Increasing Average Monthly Cable Revenue  Average Monthly Revenue per RGU  Average Monthly Revenue per Customer*  *Average monthly revenue per video subscriber was $132.22 and $156.57 for Q4 2014 and Q4 2015, respectively.

 Key Operational Results – Cable*  *Excludes cable operations in Shenandoah County, VA which are included in the Wireline segment.

Key Operational Results - Wireline

- Access line loss of 6.3% in past 12 months
- Broadband penetration in LEC area at 64.6%
- Total connections at 12/31/15 of 33.3 thousand
- 5,356 video subscribers at 12/31/15
- Effective Q4'15, subscribers were offered additional high-speed internet options



Access lines (000s)
22.1
21.6
20.3
12/31/2013
12/31/2014
12/31/2015



DSL Customers (000s)
12.6
12.7
13.1
12/31/2013
12/31/2014
12/31/2015

SHENTEL
31

Wireline and Cable Fiber Sales ($ millions)  Fiber Lease Revenue  New External Fiber Lease Contracts*  * Amounts shown represent the total contract value. Contract Terms range from 36 to 120 months.

 Investing in the Future  Capex Spending ($ millions)  2016 Capex Spending:56% Upgrades and Expansion of nTelos network17% Network Expansion11% Additional Network Capacity10% Network Maintenance6% Success-Based

 Q&A

 Appendix

 Non-GAAP Financial Measures – Billed Revenue per Prepaid & Postpaid Subscriber  Calculation of Billed revenue per subscriber = Gross billed revenue / Average subscribers / 3 months

 Postpaid PCS Customers Top Picks Q4 2015  Top Service Plans – 37% of Gross Adds  Top Devices – New Activations – All Channels  Unlimited  11%  Tablet Plan (1GB/100MB)  10%  High Speed Data Share (40GB/1GB)  10%  Everything Data Share 1500  6%  iPhone  46%  Samsung Galaxy S  16%  LG G Pad  6%  LG Note  4%  LG G4  3%  Smartphones made up 82% of the Postpaid base in Q4’15, up from 81% in Q3’15, and 79% in Q4’14.

 iPhone Statistics – Q4’15  46% of Q4 Gross Adds28% of iPhones were sold or upgraded in Shentel-controlled channels39.9% of 12/31/15 Postpaid customers had the iPhone, up from 38.3% at 9/30/15 and 35.1% at 12/31/14.iPhone Base – 12/31/1564% iPhone 6, 6S, 6 Plus, 6S Plus28% iPhone 5, 5C & 5S9% iPhone 4 & 4S

 Non-GAAP Financial Measure – Average Monthly Cable Revenue

 Key Operational Results – Mobile Company  Mobile Tower Revenue ($ millions)  Towers and Leases